Exhibit 99.1

News Release

UMB Financial Corporation

1010 Grand Boulevard

Kansas City, MO 64106

816.860.7000

umb.com

//FOR IMMEDIATE RELEASE//

Media Contact: Kelli Christman: 816.860.5088

Investor Relations Contact: Kay Gregory: 816.860.7106

UMB Financial Corporation Reports Second Quarter 2016 Earnings of $37.3 million,

or $0.76 per Diluted Share

KANSAS CITY, Mo. (July 26, 2016) – UMB Financial Corporation (Nasdaq: UMBF), a diversified financial holding company, announced earnings for the second quarter 2016 of $37.3 million or $0.76 per diluted share, compared to $36.2 million or $0.74 per diluted share in the first quarter 2016 (linked quarter) and $30.2 million or $0.65 per diluted share during the second quarter 2015. Year-to-date earnings as of June 30, 2016, were $73.5 million or $1.50 per diluted share, compared to $64.0 million or $1.39 per diluted share for the six month period ended June 30, 2015.

Net operating income, a non-GAAP financial measure which is reconciled to the comparable GAAP measure later in this release, was $39.2 million or $0.80 per diluted share for the second quarter 2016, compared to $38.6 million or $0.79 per diluted share on a linked quarter basis and $30.0 million or $0.64 per diluted share for the second quarter 2015. Year-to-date net operating income as of June 30, 2016, was $77.8 million or $1.58 per diluted share, compared to $63.0 million or $1.37 per diluted share for the six month period ended June 30, 2015.

Summary of financial results	UMB Financial Corporation
(unaudited, dollars in thousands, except per share data)

	Q2	Q1	Q2
	2016	2016	2015
GAAP
Net income	$37,297	$36,245	$30,214
Earnings per share	0.76	0.74	0.65
Return on average assets	0.77%	0.75%	0.70%
Return on average equity	7.58	7.51	6.95
Efficiency ratio	73.57	74.54%	76.41%

Non-GAAP
Net operating income	$39,245	$38,571	$29,979
Operating earnings per share	0.80	0.79	0.64
Operating return on average assets	0.81%	0.80%	0.69%
Operating return on average equity	7.97	7.99	6.89
Operating efficiency ratio	72.34%	73.01%	76.57%

“Second quarter results were driven by increased loan volume and balance sheet growth, improved net interest margin and continued progress toward our efficiency initiative,” said Mariner Kemper, chairman and chief executive officer. “We have a history of solid, top-tier loan growth and this quarter was no exception, with loans surpassing $10 billion for the first time in the company’s history. In addition, we saw net interest income expansion of 24.5 percent, or $23.9 million compared to June 30, 2015, driven by Marquette’s higher-yielding loans and changes in our earning asset mix.”

Summary of revenue	UMB Financial Corporation
(unaudited, dollars in thousands)

	Q2	Q1	Q2	CQ vs.	CQ vs.
	2016	2016	2015	LQ	PY
Net interest income	$121,210	$117,892	$97,360	$3,318	$23,850
Noninterest income:
Trust and securities processing	59,745	59,485	67,381	260	(7,636)
Trading and investment banking	5,638	4,630	5,568	1,008	70
Service charges on deposit accounts	22,420	21,461	21,625	959	795
Insurance fees and commissions	1,160	1,497	586	(337)	574
Brokerage fees	4,262	4,185	2,936	77	1,326
Bankcard fees	17,534	18,016	18,035	(482)	(501)
Gains on sales of securities available for sale, net	2,598	2,933	967	(335)	1,631
Equity earnings (losses) on alternative investments	978	(381)	(1,125)	1,359	2,103
Other	7,112	4,524	3,577	2,588	3,535

Total noninterest income	$121,447	$116,350	$119,550	$5,097	$1,897

Total Revenue	$242,657	$234,242	$216,910	$8,415	$25,747

Net interest margin	2.86%	2.79%	2.59%

Noninterest income as a % of total revenue	50.0%	49.7%	55.1%

Net interest income

•	Net interest income improved in the second quarter 2016, compared to the same quarter in 2015, and was driven by an increase in average loans of $1.8 billion and higher average loan yields, which increased 27 basis points to 3.82 percent.

•	For the second quarter 2016, average earning assets stood at $18.1 billion, an increase of 0.5 percent over the linked quarter and 13.2 percent over the second quarter 2015. The acquisition of Marquette Financial Companies added earning assets with an acquired value of $1.2 billion on May 31, 2015.

•	Net interest margin for the second quarter 2016, which increased 27 basis points on a year-over-year basis, was driven by the addition of Marquette’s higher-yielding loans in addition to changes in the company’s earning asset mix.

Noninterest income

•	The improvement in noninterest income over the linked quarter was partially driven by increases of $1.0 million in derivative income and $0.7 million in company-owned life insurance income included in other noninterest income.

•	Compared to the second quarter 2015, trust and securities processing income decreased due primarily to a $7.4 million, or 46.9 percent, decrease in advisory fee income from the Scout Funds. Other noninterest income was driven by increases of $2.4 million in bank-owned and company-owned life insurance income and $1.0 million in derivative income.

Summary of Noninterest expense	UMB Financial Corporation
(unaudited, dollars in thousands)

	Q2	Q1	Q2	CQ vs.	CQ vs.
	2016	2016	2015	LQ	PY
Salaries and employee benefits	$108,897	$107,150	$99,585	$1,747	$9,312
Occupancy, net	11,139	10,972	10,312	167	827
Equipment	17,032	16,282	15,410	750	1,622
Supplies and services	4,719	4,949	4,603	(230)	116
Marketing and business development	6,313	4,441	6,530	1,872	(217)
Processing fees	11,464	11,462	12,654	2	(1,190)
Legal and consulting	4,937	4,799	5,917	138	(980)
Bankcard	5,369	5,815	4,953	(446)	416
Amortization of other intangible assets	3,145	3,226	2,569	(81)	576
Regulatory fees	3,692	3,429	2,873	263	819
Other	8,536	8,219	6,558	317	1,978

Total noninterest expense	$185,243	$180,744	$171,964	$4,499	$13,279

Noninterest expense

•	On a linked quarter basis, the increase in noninterest expense was primarily driven by increases in marketing and business development due to the timing of advertising campaigns and travel expenses, and an increase of $1.5 million in non-acquisition related severance expense.

•	The increase in noninterest expense compared to the second quarter 2015 was primarily driven by:

•	increased salaries and employee benefits, which included the following increases: $4.7 million in Marquette salaries and benefits, $2.3 million in ongoing UMB bonus and commissions, and $2.0 million of non-Marquette related severance;

•	higher equipment expense, which increased 10.5 percent year-over-year for computer and hardware costs related to investments for regulatory requirements, cyber security and the ongoing modernization of our core systems; and

•	increased other noninterest expense, driven by increases of $1.2 million in fair value adjustments to the contingent consideration liabilities and $0.5 million in fair value adjustments on derivatives.

•	Acquisition expenses recognized during the second quarter 2016 totaled $1.0 million, compared to $3.0 million for the first quarter 2016 and $0.8 million for the second quarter 2015.

•	On a non-GAAP basis, operating noninterest expense, which excludes the impact of acquisition expenses and other items as reconciled later in this release, was $182.2 million for the second quarter 2016, an increase of $5.1 million, or 2.9 percent, compared to the linked quarter, and $9.9 million, or 5.7 percent, compared to the second quarter 2015.

Balance Sheet

Average total assets for the second quarter 2016 were $19.4 billion compared to $17.4 billion for the same period in 2015, an increase of $2.0 billion, or 11.6 percent.

Summary of loans and leases	UMB Financial Corporation

(unaudited, dollars in thousands)

	June 30,	March 31,	June 30,	CQ vs.	CQ vs.
	2016	2016	2015	LQ	PY
Period End:
Commercial	$4,444,137	$4,347,068	$4,132,571	$97,069	$311,566
Asset-based	223,339	212,669	211,302	10,670	12,037
Factoring	101,327	88,534	109,212	12,793	(7,885)
Commercial credit card	145,359	146,031	126,526	(672)	18,833
Real estate - construction	531,776	497,504	395,848	34,272	135,928
Real estate - commercial	2,985,194	2,767,233	2,387,557	217,961	597,637
Real estate - residential	478,638	485,722	433,287	(7,084)	45,351
Real estate - HELOC	741,703	724,303	698,814	17,400	42,889
Consumer credit card	270,353	270,558	286,478	(205)	(16,125)
Consumer other	124,863	116,971	94,460	7,892	30,403
Leases	36,577	43,038	40,073	(6,461)	(3,496)

Total loans	$10,083,266	$9,699,631	$8,916,128	$383,635	$1,167,138

•	Actual loans at June 30, 2016, increased 4.0 percent, on a linked-quarter basis, and 13.1 percent, compared to second quarter 2015.

•	At June 30, 2016, loans acquired and originated through legacy Marquette channels totaled $1.0 billion, comprised of $325.6 million in commercial real estate loans, $223.3 million in asset-based loans, $137.3 million in construction real estate loans, $103.7 million in commercial loans, $101.3 million in factoring loans, and $81.1 million in residential real estate loans.

Summary of securities	UMB Financial Corporation

(unaudited, dollars in thousands)

	June 30,	March 31,	June 30,	CQ vs.	CQ vs.
	2016	2016	2015	LQ	PY
Securities available for sale:
U.S. Treasury	$363,337	$354,261	$353,915	$9,076	$9,422
U.S. Agencies	421,625	593,769	808,155	(172,144)	(386,530)
Mortgage-backed	3,600,175	3,668,538	3,524,291	(68,363)	75,884
State and political subdivisions	2,305,979	2,186,602	2,158,098	119,377	147,881
Corporates	80,063	80,142	80,656	(79)	(593)

Total securities available for sale	6,771,179	6,883,312	6,925,115	(112,133)	(153,936)
Securities held to maturity:
State and political subdivisions	880,600	804,652	446,881	75,948	433,719
Trading securities	56,311	26,779	36,616	29,532	19,695
Other securities	66,300	64,591	77,800	1,709	(11,500)

Total securities	$7,774,390	$7,779,334	$7,486,412	$(4,944)	$287,978

•	Total securities available for sale decreased 1.6 percent on a linked-quarter basis and 2.2 percent compared to June 30, 2015, demonstrating our success in rotating earning assets into loans.

•	The growth in the company’s held to maturity securities portfolio is attributed to increased activity in private placement bonds, primarily used to refinance existing revenue bonds in the healthcare and education sectors.

Summary of deposits	UMB Financial Corporation

(unaudited, dollars in thousands)

	June 30,	March 31,	June 30,	CQ vs.	CQ vs.
	2016	2016	2015	LQ	PY
Deposits:
Noninterest-bearing demand	$6,233,492	$6,202,026	$5,887,525	$31,466	$345,967
Interest-bearing demand and savings	8,270,416	8,178,712	7,303,306	91,704	967,110
Time deposits under $250,000	695,629	727,709	681,435	(32,080)	14,194
Time deposits of $250,000 or more	449,156	309,926	624,380	139,230	(175,224)

Total deposits	$15,648,693	$15,418,373	$14,496,646	$230,320	$1,152,047

Non-interest bearing deposits as % of total deposits	39.83%	40.22%	40.61%

The cost of interest-bearing liabilities for the second quarter was 23 basis points, and total cost of funds including noninterest-bearing deposits was 16 basis points.

Capital information	UMB Financial Corporation

(unaudited, dollars in thousands, except per share data)

	June 30,	March 31,	June 30,
	2016	2016	2015
Total equity	$2,002,732	$1,947,959	$1,857,056
Book value per common share	40.44	39.38	37.68

Regulatory capital:
Common equity Tier 1 capital	$1,709,986	$1,675,854	$1,625,078
Tier 1 capital	1,709,833	1,675,854	1,641,492
Total capital	1,864,389	1,825,867	1,770,796

Regulatory capital ratios:
Common equity Tier 1 capital ratio	11.65%	11.80%	12.64%
Tier 1 risk-based capital ratio	11.65	11.80	12.77
Total risk-based capital ratio	12.70	12.85	13.77
Tier 1 leverage ratio	8.91	8.78	9.56

Credit quality	UMB Financial Corporation

(unaudited, dollars in thousands)

	Q2	Q1	Q4	Q3	Q2
	2016	2016	2015	2015	2015
Net (recoveries) charge-offs - Commercial loans	$(59)	$2,586	$178	$636	$2,999
Net charge-offs (recoveries) - Real estate loans	1,164	1,301	(50)	(65)	(9)
Net charge-offs - Consumer credit card loans	1,575	1,781	1,628	1,524	1,627
Net charge-offs - Consumer other loans	52	77	130	97	141
Net charge-offs - Total loans	2,732	5,745	1,886	2,192	4,758
Net loan charge-offs as a % of total average loans	0.11%	0.24%	0.08%	0.10%	0.24%
Loans over 90 days past due	$4,700	3,334	7,324	2,552	7,645
Loans over 90 days past due as a % of total loans	0.05%	0.03%	0.08%	0.03%	0.09%
Nonperforming loans	$58,423	54,933	61,152	49,955	37,649
Nonperforming loans as a % of total loans	0.58%	0.57%	0.65%	0.55%	0.42%

•	Nonperforming loans, defined as restructured loans on nonaccrual and all other nonaccrual loans, increased $3.5 million from the linked quarter and increased $20.8 million from the same quarter in 2015.

Efficiency Initiatives

In 2015, the company announced efficiency initiatives with cost savings expected to be recognized as follows: $6.8 million in 2015, $22.6 million in 2016, and annualized savings of $32.9 million in 2017 and beyond. As an update, the company recognized $9.5 million of these cost savings in 2015, $4.9 million in the first quarter 2016, $4.1 million in the second quarter 2016, and expects to recognize an additional $9.4 million in the remainder of 2016 and annualized savings of $32.9 million beginning with full-year 2017.

Dividend Declaration

At the company’s quarterly board meeting, the Board of Directors declared a $0.245 per share quarterly cash dividend, payable on Oct. 3, 2016, to shareholders of record at the close of business on Sept. 9, 2016.

Conference Call

The company plans to host a conference call to discuss its second quarter 2016 earnings results on July 27, 2016 at 9:30 a.m. (CT). Interested parties may access the call by dialing (toll-free) 877-267-8760 or (U.S.) 412-542-4148 and requesting to join the UMB Financial call. The live call can also be accessed by visiting the investor relations area of umbfinancial.com or by using the following the link:

UMB Financial 2Q 2016 Conference Call

A replay of the conference call may be heard through Aug. 12, 2016, by calling (toll-free) 877-344-7529 or (U.S.) 412-317-0088. The replay pass code required for playback is 10089114. The call replay may also be accessed via the company’s website umbfinancial.com by visiting the investor relations area.

Non-GAAP Financial Information

In this release, we provide information using net operating income, operating earnings per share (operating EPS), operating return on average equity (operating ROE), operating return on average assets (operating ROA), operating noninterest expense, and operating efficiency ratio, all of which are non-GAAP financial measures. This information supplements the results that are reported according to generally accepted accounting principles (GAAP) and should not be viewed in isolation from, or as a substitute for, GAAP results. The differences between the non-GAAP financial measures—net operating income, operating EPS, operating ROE, operating ROA, operating noninterest expense and operating efficiency ratio—and the comparable GAAP financial measures are reconciled later in this release. The company believes that these non-GAAP financial measures and the reconciliations may be useful to investors because they adjust for acquisition- and severance-related items that management does not believe reflect the company’s fundamental operating performance.

Net operating income for the relevant period is defined as GAAP net income, adjusted to reflect the impact of excluding the following: (i) fair value adjustments to contingent consideration for the acquisitions of Prairie Capital Management, LLC and Reams Asset Management Company, (ii) expenses related to the acquisition of Marquette, and (iii) non-acquisition related severance expense and (iv) the tax impact of the previous adjustments. The company believes that the financial impact of excluding non-acquisition related severance expense will be immaterial in the near future. It is excluded from certain non-GAAP financial measures as it has an unusually large impact on the company’s financial statements.

Operating EPS (basic and diluted) is calculated as net operating income, divided by the company’s average number of shares outstanding (basic and diluted) for the relevant period. Operating ROE is calculated as net operating income, divided by the company’s average total shareholders’ equity for the relevant period. Operating ROA is calculated as net operating income, divided by the company’s average assets for the relevant period. Operating noninterest expense for the relevant period is defined as GAAP noninterest expense, adjusted to reflect the pre-tax impact of non-GAAP adjustments described in clauses i-iii above. Operating efficiency ratio is calculated as the company’s operating noninterest expense, net of amortization of other intangibles, divided by the company’s total revenues (tax equivalent net interest income plus noninterest income) less gains on sales of securities available for sale.

Forward-Looking Statements:

This release contains, and our other communications may contain, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts—such as our statements about expected cost savings and other results of efficiency initiatives and our statements about asset sensitivity. Forward-looking statements often use words such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “outlook,” “forecast,” “target,” “trend,” “plan,” “goal,” or other words of comparable meaning or future-tense or conditional verbs such as “may,” “will,” “should,” “would,” or “could.” Forward-looking statements convey our expectations, intentions, or forecasts about future events, circumstances, results, or aspirations. All forward-looking statements are subject to assumptions, risks, and uncertainties, which may change over time and many of which are beyond our control. You should not rely on any forward-looking statement as a prediction or guarantee about the future. Our actual future objectives, strategies, plans, prospects, performance, condition, or results may differ materially from those set forth in any forward-looking statement. Some of the factors that may cause actual results or other future events, circumstances, or aspirations to differ from those in forward-looking statements are described in our Annual Report on Form 10-K for the year ended December 31, 2015, our subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, or other applicable documents that are filed or furnished with the SEC. Any forward-looking statement made by us or on our behalf speaks only as of the date that it was made. We do not undertake to update any forward-looking statement to reflect the impact of events, circumstances, or results that arise after the date that the statement was made. You, however, should consult further disclosures (including disclosures of a forward-looking nature) that we may make in any subsequent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K, or other applicable document that is filed or furnished with the SEC.

About UMB:

UMB Financial Corporation (Nasdaq: UMBF) is a diversified financial holding company headquartered in Kansas City, Mo., offering complete banking services, payment solutions, asset servicing and institutional investment management to customers. UMB operates banking and wealth management centers throughout Missouri, Illinois, Colorado, Kansas, Oklahoma, Nebraska, Arizona and Texas, as well as two national specialty-lending businesses. Subsidiaries of the holding company include companies that offer services to mutual funds and alternative-investment entities and registered investment advisors that offer equity and fixed income strategies to institutions and individual investors. For more information, visit umb.com, umbfinancial.com, blog.umb.com or follow us on Twitter at @UMBBank, Facebook at facebook.com/UMBBank and LinkedIn at linkedin.com/company/umb-bank.

Non-GAAP Financial Measures	UMB Financial Corporation

Net operating income non-GAAP reconciliation:

(unaudited, dollars in thousands, except per share data)

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
	2016	2016	2015	2016	2015
Net income (GAAP)	$37,297	$36,245	$30,214	$73,542	$63,979
Adjustments:
Fair value adjustments on contingent consideration (i)	—	67	(1,154)	67	(3,418)
Acquisition expenses (ii)	996	3,043	787	4,039	1,553
Non-acquisition severance expense (iii)	2,048	524	—	2,572	353
Tax-impact of adjustments (iv)	(1,096)	(1,308)	132	(2,404)	544

Total Non-GAAP adjustments	1,948	2,326	(235)	4,274	(968)

Net operating income (Non-GAAP)	$39,245	$38,571	$29,979	$77,816	$63,011

Earnings per share as reported - diluted	$0.76	$0.74	$0.65	$1.50	$1.39
Fair value adjustments on contingent consideration (i)	—	—	(0.02)	—	(0.07)
Acquisition expenses (ii)	0.02	0.07	0.01	0.08	0.03
Non-acquisition severance expense (iii)	0.04	0.01	—	0.05	0.01
Tax-impact of adjustments (iv)	(0.02)	(0.03)	—	(0.05)	0.01

Operating earnings per share - diluted	$0.80	$0.79	$0.64	$1.58	$1.37

GAAP
Return on average assets	0.77%	0.75%	0.70%	0.76%	0.75%
Return on average equity	7.58	7.51	6.95	7.54	7.55

Non-GAAP
Operating return on average assets	0.81%	0.80%	0.69%	0.81%	0.74%
Operating return on average equity	7.97	7.99	6.89	7.98	7.43

Operating noninterest expense and operating efficiency ratio non-GAAP reconciliation:	UMB Financial Corporation
(unaudited, dollars in thousands)

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
	2016	2016	2015	2016	2015
Noninterest expense	$185,243	$180,744	$171,964	$365,987	$336,377
Adjustments to arrive at operating noninterest expense (pre-tax):
Fair value adjustments on contingent consideration (i)	—	67	(1,154)	67	(3,418)
Acquisition expenses (ii)	996	3,043	787	4,039	1,553
Non-acquisition severance expense (iii)	2,048	524	—	2,572	353

Total Non-GAAP adjustments (pre-tax)	3,044	3,634	(367)	6,678	(1,512)

Operating noninterest expense	$182,199	$77,110	$172,331	$359,309	$337,889

Noninterest expense	$185,243	$180,744	$171,964	$365,987	$336,377
Less: Amortization of other intangibles	3,145	3,226	2,569	6,371	5,324

Noninterest expense, net of amortization of other intangibles (numerator A)	$182,098	$177,518	$169,395	$359,616	$331,053

Operating noninterest expense	$182,199	$177,110	$172,331	$359,309	$337,889
Less: Amortization of other intangibles	3,145	3,226	2,569	6,371	5,324

Operating expense, net of amortization of other intangibles (numerator B)	$179,054	$173,884	$169,762	$352,938	$332,565

Net interest income (tax equivalent) (v)	$128,681	$124,744	$103,112	$253,425	$198,862
Noninterest income	121,447	116,350	119,550	237,797	244,757
Less: Gains on sales of securities available for sale, net	2,598	2,933	967	5,531	8,303

Total (denominator A)	$247,530	$238,161	$221,695	$485,691	$435,316

Efficiency ratio (numerator A/denominator A)	73.57%	74.54%	76.41%	74.04%	76.05%
Operating efficiency ratio (numerator B/denominator A)	72.34	73.01	76.57	72.67	76.40

(i)	Represents fair value adjustments to contingent consideration for the acquisitions of PCM and Reams Asset Management Company.
(ii)	Represents expenses related to the acquisition of Marquette Financial Companies (Marquette).
(iii)	Represents non-acquisition severance expense related to UMB-legacy employees as management excludes severance expense from its internal evaluation of Company performance. Severance expense for Marquette-legacy employees is included in item (ii).
(iv)	Calculated using the Company’s marginal tax rate of 36%.
(v)	Tax-exempt interest income has been adjusted to a tax equivalent basis. The amount of such adjustment was an addition to net interest income of $7.4 million, $6.9 million, and $5.7 million for the three months ended June 30, 2016, March 31, 2016, and June 30, 2015, respectively, and $14.3 million and $11.1 million for the six months ended June 30, 2016 and 2015, respectively.

Consolidated Balance Sheets	UMB Financial Corporation
(unaudited, dollars in thousands)

	June 30,
	2016	2015
Assets
Loans	$10,083,266	$8,916,128
Allowance for loan losses	(84,666)	(77,721)

Net loans	9,998,600	8,838,407

Loans held for sale	10,495	2,819
Investment securities:
Available for sale	6,771,179	6,925,115
Held to maturity	880,600	446,881
Trading securities	56,311	36,616
Other securities	66,300	77,800

Total investment securities	7,774,390	7,486,412

Federal funds and resell agreements	196,283	91,326
Interest-bearing due from banks	379,611	698,940
Cash and due from banks	355,732	490,171
Premises and equipment, net	277,060	279,996
Accrued income	92,650	84,979
Goodwill	228,396	228,217
Other intangibles, net	40,411	53,649
Other assets	380,448	163,811

Total assets	$19,734,076	$18,418,727

Liabilities
Deposits:
Noninterest-bearing demand	$6,233,492	$5,887,525
Interest-bearing demand and savings	8,270,416	7,303,306
Time deposits under $250,000	695,629	681,435
Time deposits of $250,000 or more	449,156	624,380

Total deposits	15,648,693	14,496,646

Federal funds and repurchase agreements	1,788,567	1,774,435
Short-term debt	5,003	—
Long-term debt	85,320	88,346
Accrued expenses and taxes	149,027	155,246
Other liabilities	54,734	46,998

Total liabilities	17,731,344	16,561,671

Shareholders’ Equity
Common stock	55,057	55,057
Capital surplus	1,023,195	1,009,965
Retained earnings	1,083,280	1,005,563
Accumulated other comprehensive income	55,295	(2,141)
Treasury stock	(214,095)	(211,388)

Total shareholders’ equity	2,002,732	1,857,056

Total liabilities and shareholders’ equity	$19,734,076	$18,418,727

Consolidated Statements of Income	UMB Financial Corporation
(unaudited, dollars in thousands, except share and per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015
Interest Income
Loans	$93,949	$71,396	$184,493	$135,628
Securities:
Taxable interest	18,852	19,163	38,209	37,971
Tax-exempt interest	13,845	10,607	26,580	20,522

Total securities income	32,697	29,770	64,789	58,493
Federal funds and resell agreements	642	151	1,149	202
Interest-bearing due from banks	436	434	1,327	1,286
Trading securities	173	133	225	228

Total interest income	127,897	101,884	251,983	195,837

Interest Expense
Deposits	4,136	3,522	8,191	6,570
Federal funds and repurchase agreements	1,626	470	2,856	962
Other	925	532	1,834	587

Total interest expense	6,687	4,524	12,881	8,119

Net interest income	121,210	97,360	239,102	187,718
Provision for loan losses	7,000	5,000	12,000	8,000

Net interest income after provision for loan losses	114,210	92,360	227,102	179,718

Noninterest Income
Trust and securities processing	59,745	67,381	119,230	134,680
Trading and investment banking	5,638	5,568	10,268	11,690
Service charges on deposits	22,420	21,625	43,881	43,166
Insurance fees and commissions	1,160	586	2,657	1,156
Brokerage fees	4,262	2,936	8,447	5,790
Bankcard fees	17,534	18,035	35,550	34,218
Gains on sale of securities available for sale, net	2,598	967	5,531	8,303
Equity earnings (loss) on alternative investments	978	(1,125)	597	(1,967)
Other	7,112	3,577	11,636	7,721

Total noninterest income	121,447	119,550	237,797	244,757

Noninterest Expense
Salaries and employee benefits	108,897	99,585	216,047	198,122
Occupancy, net	11,139	10,312	22,111	20,322
Equipment	17,032	15,410	33,314	29,582
Supplies, postage and telephone	4,719	4,603	9,668	8,928
Marketing and business development	6,313	6,530	10,754	11,148
Processing fees	11,464	12,654	22,926	25,437
Legal and consulting	4,937	5,917	9,736	10,295
Bankcard	5,369	4,953	11,184	9,721
Amortization of other intangibles	3,145	2,569	6,371	5,324
Regulatory fees	3,692	2,873	7,121	5,629
Other	8,536	6,558	16,755	11,869

Total noninterest expense	185,243	171,964	365,987	336,377
Income before income taxes	50,414	39,946	98,912	88,098
Income tax provision	13,117	9,732	25,370	24,119

Net income	$37,297	$30,214	$73,542	$63,979

Per Share Data
Net income - basic	$0.76	$0.65	$1.51	$1.40
Net income – diluted	0.76	0.65	1.50	1.39
Dividends	0.245	0.235	0.49	0.47

Weighted average shares outstanding	48,770,948	46,240,869	48,763,690	45,624,276
Weighted average shares outstanding – diluted	49,165,686	46,611,096	49,126,207	46,029,978

Consolidated Statements of Comprehensive Income	UMB Financial Corporation
(unaudited, dollars in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Net Income	$37,297	$30,214	$73,542	$63,979
Other comprehensive income, net of tax:
Unrealized gains (losses) on securities:
Change in unrealized holding gains (losses), net	42,273	(45,552)	107,585	(12,877)
Less: Reclassifications adjustment for gains included in net income	(2,598)	(967)	(5,531)	(8,303)

Change in unrealized gains (losses) on securities during the period	39,675	(46,519)	102,054	(21,180)
Change in unrealized losses on derivatives	(2,894)	—	(7,034)	—

Income tax (expense) benefit	(13,954)	17,569	(36,007)	8,033

Other comprehensive income (loss)	22,827	(28,950)	59,013	(13,147)

Comprehensive income	$60,124	$1,264	$132,555	$50,832

Consolidated Statements of Shareholders’ Equity	UMB Financial Corporation
(unaudited, dollars in thousands, except per share data)

				Accumulated
				Other
	Common	Capital	Retained	Comprehensive	Treasury
	Stock	Surplus	Earnings	Income (Loss)	Stock	Total
Balance - January 1, 2015	$55,057	$894,602	$963,911	$11,006	$(280,818)	$1,643,758
Total comprehensive income	—	—	63,979	(13,147)	—	50,832
Cash dividends ($0.47 per share)	—	—	(22,327)	—	—	(22,327)
Purchase of treasury stock	—	—	—	—	(5,379)	(5,379)
Issuance of equity awards	—	(5,509)	—	—	5,969	460
Recognition of equity based compensation	—	5,779	—	—	—	5,779
Net tax benefit related to equity compensation plans	—	664	—	—	—	664
Sale of treasury stock	—	306	—	—	197	503
Exercise of stock options	—	1,488	—	—	1,541	3,209
Common stock issuance	—	112,635	—	—	67,102	179,737

Balance – June 30, 2015	$55,057	$1,009,965	$1,005,563	$(2,141)	$(211,388)	$1,857,056

Balance - January 1, 2016	$55,057	$1,019,889	$1,033,990	$(3,718)	$(211,524)	$1,893,694
Total comprehensive income	—	—	73,542	59,013	—	132,555
Cash dividends ($0.49 per share)	—	—	(24,252)	—	—	(24,252)
Purchase of treasury stock	—	—	—	—	(13,581)	(13,581)
Issuance of equity awards	—	(4,457)	—	—	4,887	430
Recognition of equity based compensation	—	5,200	—	—	—	5,200
Net tax deficiency related to equity compensation plans	—	250	—	—	—	250
Sale of treasury stock	—	260	—	—	309	569
Exercise of stock options	—	2,053	—	—	5,814	7,867

Balance – June 30, 2016	$55,057	$1,023,195	$1,083,280	$55,295	$(214,095)	$2,002,732

Average Balances / Yields and Rates	UMB Financial Corporation
(tax - equivalent basis)
(unaudited, dollars in thousands)

	Three Months Ended June 30,
	2016		2015
	Average	Average	Average	Average
	Balance	Yield/Rate	Balance	Yield/Rate
Assets
Loans, net of unearned interest	$9,887,404	3.82%	$8,071,991	3.55%
Securities:
Taxable	4,676,230	1.62	4,974,668	1.55
Tax-exempt	2,987,217	2.86	2,407,759	2.72

Total securities	7,663,447	2.11	7,382,427	1.93
Federal funds and resell agreements	181,094	1.43	69,053	0.88
Interest-bearing due from banks	313,427	0.56	414,446	0.42
Trading securities	40,996	2.09	37,063	1.70

Total earning assets	18,086,368	3.01	15,974,980	2.70
Allowance for loan losses	(81,699)		(77,667)
Other assets	1,431,600		1,515,687

Total assets	$19,436,269		$17,413,000

Liabilities and Shareholders’ Equity
Interest-bearing deposits	$9,315,851	0.18%	$7,924,696	0.18%
Federal funds and repurchase agreements	2,163,264	0.30	1,715,836	0.11
Borrowed funds	91,034	4.09	49,827	4.28

Total interest-bearing liabilities	11,570,149	0.23	9,690,359	0.19

Noninterest-bearing demand deposits	5,723,840		5,504,333
Other liabilities	162,390		473,676
Shareholders’ equity	1,979,890		1,744,632

Total liabilities and shareholders’ equity	$19,436,269		$17,413,000

Net interest spread		2.78%		2.51%
Net interest margin		2.86		2.59

Average Balances / Yields and Rates	UMB Financial Corporation
(tax - equivalent basis)
(unaudited, dollars in thousands)

	Six Months Ended June 30,
	2016		2015
	Average	Average	Average	Average
	Balance	Yield/Rate	Balance	Yield/Rate
Assets
Loans, net of unearned interest	$9,718,848	3.82%	$7,772,709	3.52%
Securities:
Taxable	4,751,526	1.62	4,921,907	1.56
Tax-exempt	2,896,366	2.84	2,331,422	2.73

Total securities	7,647,892	2.08	7,253,329	1.93
Federal funds and resell agreements	163,943	1.41	51,793	0.79
Interest-bearing due from banks	481,031	0.55	759,238	0.34
Trading securities	33,677	1.67	33,661	1.76

Total earning assets	18,045,391	2.97	15,870,730	2.63
Allowance for loan losses	(81,259)		(77,124)
Other assets	1,420,465		1,330,476

Total assets	$19,384,597		$17,124,082

Liabilities and Shareholders’ Equity
Interest-bearing deposits	$9,372,812	0.18%	$7,764,368	0.17%
Federal funds and repurchase agreements	1,929,910	0.30	1,713,386	0.11
Borrowed funds	91,796	4.02	29,193	4.05

Total interest-bearing liabilities	11,394,518	0.23	9,506,947	0.17

Noninterest-bearing demand deposits	5,869,330		5,582,180
Other liabilities	160,173		325,066
Shareholders’ equity	1,960,576		1,709,889

Total liabilities and shareholders’ equity	$19,384,597		$17,124,082

Net interest spread		2.74%		2.46%
Net interest margin		2.82		2.53

Business Segment Information	UMB Financial Corporation
(unaudited, dollars in thousands)

	Three Months Ended June 30, 2016
	Bank	Institutional Investment Management	Asset Servicing	Total
Net interest income	$118,613	$—	$2,597	$121,210
Provision for loan losses	7,000	—	—	7,000
Noninterest income	80,044	19,127	22,276	121,447
Noninterest expense	145,736	18,858	20,649	185,243

Income before taxes	45,921	269	4,224	50,414
Income tax expense	11,939	77	1,101	13,117

Net income	$33,982	$192	$3,123	$37,297

Average assets	$18,170,000	$61,000	$1,205,000	$19,436,000

	Three Months Ended June 30, 2015
	Bank	Institutional Investment Management	Asset Servicing	Total
Net interest income	$96,403	$—	$957	$97,360
Provision for loan losses	5,000	—	—	5,000
Noninterest income	70,840	25,685	23,025	119,550
Noninterest expense	133,617	18,302	20,045	171,964

Income before taxes	28,626	7,383	3,937	39,946
Income tax expense	7,017	1,747	968	9,732

Net income	$21,609	$5,636	$2,969	$30,214

Average assets	$16,384,000	$71,000	$958,000	$17,413,000

	Six Months Ended June 30, 2016
	Bank	Institutional Investment Management	Asset Servicing	Total
Net interest income	$233,885	$—	$5,217	$239,102
Provision for loan losses	12,000	—	—	12,000
Noninterest income	155,483	37,542	44,772	237,797
Noninterest expense	289,104	36,088	40,795	365,987

Income before taxes	88,264	1,454	9,194	98,912
Income tax expense	22,643	367	2,360	25,370

Net income	$65,621	$1,087	$6,834	$73,542

Average assets	$18,027,000	$62,000	$1,296,000	$19,385,000

	Six Months Ended June 30, 2015
	Bank	Institutional Investment Management	Asset Servicing	Total
Net interest income	$185,764	$—	$1,954	$187,718
Provision for loan losses	8,000	—	—	8,000
Noninterest income	145,529	52,769	46,459	244,757
Noninterest expense	258,796	36,262	41,319	336,377

Income before taxes	64,497	16,507	7,094	88,098
Income tax expense	17,732	4,497	1,890	24,119

Net income	$46,765	$12,010	$5,204	$63,979

Average assets	$16,101,000	$73,000	$950,000	$17,124,000